UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

Energy Recovery, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Dr., San Leandro, CA 94577
(Address of Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ERII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On February 25, 2026, Energy Recovery, Inc. (the “Company”) issued an earnings press release announcing its financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 2.05    Costs Associated with Exit or Disposal Activities

On February 25, 2026, the Company decided to wind down operations of the CO2 retail grocery business within its Emerging Technologies Segment. Recent discussions with original equipment manufacturers and end user customers have made it increasingly evident that scaled adoption would require significant time, investment, and risk. The Company believes this investment no longer meets capital allocation criteria and thus acted quickly in an effort to maximize shareholder value.

The Company expects to substantially complete the wind down by the end of the first quarter of the fiscal year ended December 31, 2026 and expects to incur approximately $4.5 million to $5.5 million in one-time costs. One-time costs are expected to consist of $1.0 million to $2.0 million in cash severance as well as non-cash expenses, primarily related to a reserve against inventory, impairment of goodwill and other miscellaneous non-cash expenses

Item 2.06    Material Impairments

The information included under Item 2.05 of this report is hereby incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press release of Energy Recovery, Inc., dated February 25, 2026, to report its financial results for the fourth quarter and year ended December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 25, 2026

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
Chief Legal Officer